UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2011
Date of Report (Date of earliest event reported)

SONO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51583 (Commission File Number)	98-0441019 (IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706 (Address of principal executive offices)	89706 (Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Effective on November 14, 2011, Sono Resources, Inc. (the "Company") completed a private placement financing (the "Private Placement") involving the sale of an aggregate of 2,480,000 units of the Company (each a "Unit") at a subscription price of $0.50 per Unit, for gross proceeds of $1,240,000.

Each Unit is comprised of one common share (each a "Share") and one transferable common stock purchase warrant (each a "Warrant") of the Company, with each such Warrant being exercisable for one additional common share of the Company (each a "Warrant Share") at an exercise price of $0.75 per Warrant Share for a period of 24 months from closing.

In connection with such Private Placement closing, and in accordance with the terms of an agency agreement between the Company and an agent (the "Agent"), the Company issued to the Agent 248,000 Options (each, an "Agent's Option") exercisable into 248,000 units (each, an "Agent's Units") at a price of $0.50 per Agent's Unit for a period of 24 months from closing. Each Agent's Unit is comprised of one common share (each, an "Agent's Share") and one warrant (each an "Agent's Warrant"), with each such Agent's Warrant being exercisable for one additional common share (each an "Agent's Warrant Share") at an exercise price of $0.75 per Agent's Warrant Share for a period of 24 months from closing.

Pursuant to and in accordance with the terms of the above-referenced subscription agreements and agency agreement, as applicable, the Company has agreed to prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement for the resale of the Shares, Warrants, Warrant Shares, Agent's Options, Agent's Shares, Agent's Warrants and Agent's Warrant Shares, and to use its best efforts to cause such registration statement to be declared effective within four months from the closing date of the above-referenced Private Placement.

In connection with the issuance of the Units and the Agent's Options, the Company relied on exemptions from registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Regulation S, based on representations and warranties provided by the purchasers of the Units in their respective subscription agreements entered into between each purchaser and the Company and by the Agent in its agency agreement with the Company.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

On November 15, 2011, the Company issued a news release with respect to the Private Placement described in Item 1.01 above.

A copy of the press release is filed herewith as Exhibit 99.1 in accordance with Rule 135c of the U.S. Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO RESOURCES, INC.
Date: November 15, 2011	/s/ William D. Thomas Name: William D. Thomas Title: Chief Financial Officer

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